Exhibit 99.1

DEBTOR:	Thornburg Mortgage, Inc., et al. [a]	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended May 31, 2009

Accounting Method:    ☒  Accrual Basis    ☐  Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)
☒	☐	2. Balance Sheet (Form 2-C)
☒	☐	3. Profit and Loss Statement (Form 2-D)
☒	☐	4. Supporting Schedules (Form 2-E)
☒	☐	5. Disbursements Summary (Form 2-F)
☒	☐	6. Narrative (Form 2-G)
☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)
☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No
Please answer the questions below:

1. Is the business still operating?	☒
2. Were any assets (other than inventory) sold this month?		☒
3. Were all employees timely paid this month?	☒
4. Are all insurance policies and operating licenses current and in effect?	☒
5. Did you open any new bank accounts this month?	☒
6. Did you deposit all receipts into your DIP account this month?	☒
7. Have all taxes been timely paid (payroll, sales, etc.)?	☒
8. Are you current on U.S. Trustee quarterly fees payments?	☒

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief. [b]

Executed on:	7/14/2009	Print Name:	Clarence G. Simmons III

		Signature:	/s/ Clarence G. Simmons III

		Title:	Senior Executive Vice President, CFO

[a]	Includes the following Debtors: Thornburg Mortgage, Inc. (Case No. 09-17787), Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
[b]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report (Form 2-G) which is incorporated herein by reference.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 5/1/2009 to 5/31/2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$16,847,967	(1)	$16,847,967	(1)

2. Cash Receipts
Operations	3,422,501		3,422,501
Sale of Assets	—		—
Loans/advances	—		—
Other	—		—

Total Cash Receipts	$3,422,501		$3,422,501

3. Cash Disbursements
Operations	686,341		686,341
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	—		—
Other	—		—

Total Cash Disbursements	$686,341		$686,341

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	2,736,160		2,736,160

5. Ending Cash Balance (to Form 2-C)	$19,584,127	(2)	$19,584,127	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$19,121,262	$—	$109,641	$19,011,621		01-13220
xxxxxxx2520	Los Alamos National Bank	4,330	—	—	4,330		01-13170
xxxxxxx2501	Los Alamos National Bank	—	—	—	—		01-13170
xxxxxxx0620	Los Alamos National Bank	16,678	—	—	16,678		01-13175
xxxxxxx0601	Los Alamos National Bank	—	—	—	—		01-13175
xxxxxxx0805	Custodial Trust Company	105,153	—	—	105,153		01-13150
xxxxxxx1807	New Mexico Bank & Trust	5,501	—	—	5,501		01-13160
xxxxxxx2954	New Mexico Bank & Trust	327,642	—	5,632	322,010		10-13220
xxxxxxx2989	New Mexico Bank & Trust	18,850	—	—	18,850		10-13230
C.D. xxx0003	New Mexico Bank & Trust	—	—	—	—		10-13400
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984		04-13220
xxxxxxx9638	The Bank of New York Mellon	1,001	—	1,001	—		TMHS
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—		TMHS

TOTAL		$19,700,401	$—	$116,274	$19,584,127	(2)

(must agree with Ending Cash Balance above)
Restricted Cash
xxxxxxx212	Century Trust, LLP	$54,977	$—	$—	$54,977

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case.

Current month beginning cash balance should equal the previous month’s ending balance.

(2)	All cash balances should be the same.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 5/1/2009 to 5/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
5/8/2009	Bank Fee	New Mexico Bank & Trust	Wire Fee	$21
5/8/2009	Wire	FedEx	Deposit-Shipping	1,000
5/14/2009	ACH	ADP	Payroll Taxes	13,549
5/15/2009	6729	TMA Employee	Payroll	1,131
5/15/2009	6730	TMA Employee	Payroll	2,330
5/15/2009	6731	TMA Employee	Payroll	2,239
5/15/2009	6732	TMA Employee	Payroll	1,947
5/15/2009	6733	TMA Employee	Payroll	1,240
5/15/2009	6734	TMA Employee	Payroll	1,894
5/15/2009	6735	TMA Employee	Payroll	2,055
5/15/2009	6736	TMA Employee	Payroll	1,371
5/15/2009	6737	TMA Employee	Payroll	1,115
5/15/2009	6738	TMA Employee	Payroll	1,428
5/15/2009	6739	TMA Employee	Payroll	1,153
5/15/2009	6740	Thornburg Mortgage Advisory Co	Airplane Expense	39,523
5/15/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
5/15/2009	Wire	Thornburg Mortgage Advisory Co	Expense Reimbursement	415,691
5/20/2009	6741	American Stock Transfer & Trust	May transfer fee	5,500
5/20/2009	6742	FedEx	Shipping	231
5/20/2009	6743	TMA Employee	Travel Reimbursement	110
5/28/2009	6744	The Carlisle Group, Inc.	Info Services	7,500
5/28/2009	6745	FedEx	Shipping	147
5/28/2009	6746	TMA Employee	Payroll	4,002
5/28/2009	6747	TMA Employee	Reimb expenses	161
5/28/2009	Wire	ADP	Payroll Taxes	47,778
5/28/2009	Bank Fee	New Mexico Bank & Trust	Wire fee	21
5/29/2009	2025	TMA Employee	Payroll	2,279
5/29/2009	2026	TMA Employee	Payroll	1,595
5/29/2009	2027	TMA Employee	Payroll	2,831
5/29/2009	2028	TMA Employee	Payroll	4,164
5/29/2009	2029	TMA Employee	Payroll	1,566
5/29/2009	2030	TMA Employee	Payroll	7,589
5/29/2009	2031	TMA Employee	Payroll	905
5/29/2009	2032	TMA Employee	Payroll	690
5/29/2009	2033	TMA Employee	Payroll	2,804
5/29/2009	2034	TMA Employee	Payroll	2,539
5/29/2009	2035	TMA Employee	Payroll	2,125
5/29/2009	2036	TMA Employee	Payroll	5,561
5/29/2009	2037	TMA Employee	Payroll	2,241
5/29/2009	2038	TMA Employee	Payroll	3,443
5/29/2009	2039	TMA Employee	Payroll	3,079
5/29/2009	2040	TMA Employee	Payroll	2,232
5/29/2009	2041	TMA Employee	Payroll	530
5/29/2009	2042	TMA Employee	Payroll	1,508
5/29/2009	2043	TMA Employee	Payroll	1,685
5/29/2009	2044	TMA Employee	Payroll	5,411
5/29/2009	2045	TMA Employee	Payroll	2,587

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 5/1/2009 to 5/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
5/29/2009	2046	TMA Employee	Payroll	2,203
5/29/2009	2047	TMA Employee	Payroll	1,048
5/29/2009	2048	TMA Employee	Payroll	2,458
5/29/2009	2049	TMA Employee	Payroll	1,416
5/29/2009	2050	TMA Employee	Payroll	449
5/29/2009	2051	TMA Employee	Payroll	1,558
5/29/2009	2052	TMA Employee	Payroll	2,239
5/29/2009	2053	TMA Employee	Payroll	2,261
5/29/2009	2054	TMA Employee	Payroll	2,587
5/29/2009	2055	TMA Employee	Payroll	1,942
5/29/2009	2056	TMA Employee	Payroll	1,592
5/29/2009	2057	TMA Employee	Payroll	7,142
5/29/2009	2058	TMA Employee	Payroll	1,327
5/29/2009	2059	TMA Employee	Payroll	3,946
5/29/2009	2060	TMA Employee	Payroll	2,536
5/29/2009	2061	TMA Employee	Payroll	3,620
5/29/2009	2062	TMA Employee	Payroll	1,259
5/29/2009	2063	TMA Employee	Payroll	1,338

			Total Cash Disbursements	$651,444	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 5/1/2009 to 5/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx02954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
5/14/2009	15091	State Insurance Fund	Employee Compensation	28
5/14/2009	15092	State of Alaska	Termination fee	25
5/14/2009	15093	Colorado Secretary of State	Termination fee	125
5/14/2009	15094	CT Department of Revenue Services	Termination fee	20
5/14/2009	15095	HI Dept of Commerce and Consumer Affairs	Termination fee	25
5/14/2009	15096	Idaho State Tax Commission	Termination fee	40
5/14/2009	15097	State of Indiana	Termination fee	30
5/14/2009	15098	Kentucky State Treasurer	Examination fee	441
5/14/2009	15099	Treasurer, State of Maine	Termination fee	90
5/14/2009	15100	State of Nevada AR Payments	Termination fee	75
5/14/2009	15101	NYC Department of Finance	Franchise tax 1st	1,780
5/14/2009	15102	ND Department of Financial Institutions	Termination fee	20
5/14/2009	15103	Oklahoma Tax Commission	Termination fee	100
5/14/2009	15104	RI Secretary of State	Surrender license fee	55
5/14/2009	15105	South Carolina Dept of Revenue	Termination fee	10
5/14/2009	15106	Vermont Department of Banking	Termination fee	20
5/14/2009	15107	Wyoming Secretary of State	Termination fee	50
5/20/2009	Bank Fee	New Mexico Bank & Trust	NSF fee	20
5/20/2009	15108	FedEX	Shipping	693
5/20/2009	15109	Vision Service Plan - (IC)	Employee Vision insurance	171
5/20/2009	15110	Florida Dept of State	Annual report fee	150
5/20/2009	15111	State of Michigan	Annual report fee	25
5/20/2009	15114	Wells Fargo	Seminars	1,567
5/20/2009	15115	United Concordia	Employee Dental insurance	1,574
5/20/2009	15116	DC Treasurer	Annual report fee	250
5/20/2009	15117	KS Office of the State Bank Commissioner	Annual location fee	25
5/20/2009	15119	Mississippi Department of Banking	Annual report fee	25
5/20/2009	15120	State of New Hampshire	Annual report fee	150
5/20/2009	15121	New Jersey Division of Taxation	Final assessment	650
5/20/2009	15122	Tennessee Dept of Financial Institutions	Annual report fee	20
5/20/2009	15123	State Insurance Fund	Employee Compensation	28
5/27/2009	15124	Treasurer of Virginia	Assessment fee	833
5/28/2009	15125	FedEX	Shipping	1,123
5/28/2009	15126	Maryland Dept of Assessments	Exam fee	719
5/28/2009	15127	NYC Department of Finance	Tax Assessment 2nd Qtr	1,892

			Total Cash Disbursements	$12,849	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 5/1/2009 to 5/31/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
5/1/2009	425	TMHL Employee	Payroll	$2,416
5/8/2009	ACH	ADP	Payroll Processing	217
5/11/2009	426	TMHL Employee	Payroll	4,284
5/21/2009	Wire	Great-West Healthcare	Employee Health insurance	13,642
5/22/2009	Wire	ADP	Payroll processing	676
5/22/2009	Wire	ADP	Payroll processing	688
5/29/2009	Wire	ADP	Payroll processing	125

			Total Cash Disbursements	$22,049	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: May 31, 2009

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B, line 5)		$19,584,126	$16,847,967
Accounts Receivable (from Form 2-E)		12,028,685	9,001,512
Receivable from Officers, Employees, Affiliates		—	—
Inventory		—	—
Other Current Assets :(List)	Prepaid expenses & retainers	5,951,197	6,319,280
	Accrued interest receivable	207,527	47,877

Total Current Assets		$37,771,535	$32,216,636

Fixed Assets:
Land		$—	$—
Building		—	—
Equipment, Furniture and Fixtures		1,202,815	1,202,815

Total Fixed Assets		1,202,815	1,202,815

Less: Accumulated Depreciation		(567,996)	(534,584)

Net Fixed Assets		$634,819	$668,231

Other Assets (List):	Restricted cash	198,129,473	201,432,689
	Mortgage servicing rights	86,686,898	87,104,385
	Investment in subsidiaries	71,954,247	71,404,793
	Loans held for sale	8,355,557	8,359,404
	Deposits	3,605,000	300,000

TOTAL ASSETS		$407,137,529	$401,486,138

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$162,314	$—
Post-petition Accrued Professional Fees (from Form 2-E)		1,247,682	—
Post-petition Taxes Payable (from Form 2-E)		—	—
Post-petition Notes Payable (a)		3,305,000	—
Other Post-petition Payable(List):		—	—
		—	—

Total Post Petition Liabilities		$4,714,996	$—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt		3,678,997,974	3,679,761,349

Total Pre Petition Liabilities		$3,678,997,974	$3,679,761,349

TOTAL LIABILITIES		$3,683,712,970	$3,679,761,349

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		$3,676,025,182	$3,676,025,182
Retained Earnings - Prepetition		(6,954,300,393)	(6,954,300,393)
Retained Earnings - Post-petition		1,699,770	—

TOTAL OWNERS’ EQUITY		$(3,276,575,441)	$(3,278,275,211)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$407,137,529	$401,486,138

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.
(a)	See Form 2G for detailed explanation.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: May 1, 2009 to May 31, 2009

	Current Month	Accumulated Total (1)
Total interest income	$2,051,660	$2,051,660

Total interest expense (a)	(818,505)	(818,505)

Gross Profit	$2,870,165	$2,870,165

Operating Expenses
Officer Compensation	$30,217	$30,217
Selling, General and Administrative	1,990,294	1,990,294
Rents and Leases	236,323	236,323
Depreciation, Depletion and Amortization	33,412	33,412
Other (list):	—	—
	—	—

Total Operating Expenses	$2,290,246	$2,290,246

Operating Income (Loss)	$579,919	$579,919

Non-Operating Income and Expenses
Fee income	$1,850,767	$1,850,767
Gains (Losses) on Sale of Assets	—	—
Mortgage servicing income	—	—
Earnings from subsidiaries	549,454	549,454
Other Non-Operating Income	3,940	3,940

Net Non-Operating Income or (Expenses)	$2,404,161	$2,404,161

Reorganization Expenses
Legal and Professional Fees	$739,055	$739,055
Other Reorganization Expense	545,255	545,255

Total Reorganization Expenses	$1,284,310	$1,284,310

Net Income (Loss) Before Income Taxes	$1,699,770	$1,699,770

Federal and State Income Tax Expense (Benefit)	—	—

NET INCOME (LOSS)	$1,699,770	$1,699,770

(1)	Accumulated Totals include all revenue and expenses since the petition date.
(a)	Reflects amortization of derivatives.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: May 1, 2009 to May 31, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning Balance (1)	Amount Accrued	Amount Paid	Date Paid	Check Number	Ending Balance
Income Tax Withheld:
Federal	$—	$3,696	$3,696	5/14/2009	Wire	$—
		16,848	16,848	5/29/2009	Wire	—
State	—	1,030	1,030	5/14/2009	Wire	—
		4,248	4,248	5/29/2009	Wire	—

FICA Tax Withheld	—	3,729	3,729	5/14/2009	Wire	—
		11,373	11,373	5/29/2009	Wire	—

Employer’s FICA Tax	—	3,729	3,729	5/14/2009	Wire	—
		11,373	11,373	5/29/2009	Wire	—

Unemployment Tax
Federal	—	390	390	5/14/2009	Wire	—
		964	964	5/29/2009	Wire	—
State	—	975	975	5/14/2009	Wire	—
		2,973	2,973	5/29/2009	Wire	—

Sales, Use & Excise Taxes	—	—	—			—

Property Taxes	—	—	—			—

Accrued Income Tax:
Federal	—	—	—			—
State	—	—	—			—
Other:	—	—	—			—

TOTALS	$—	$61,327	$61,327			$—

(1)	For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010

General Liability	N/A

Property (Fire, Theft)	N/A

Vehicle	N/A

Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010

Directors & Officers	XL Specialty Insurance Co.	30,000,000	5/1/2010	5/1/2010

Investment Counselors Liability	U.S. Specialty Insurance Co.	30,000,000	5/1/2010	5/1/2010

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 5/1/2009 to 5/31/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable
Under 30 days	$4,412,244	[a]	$1,409,996	[b]
30 to 60 days	—		—
61 to 90 days	—		—
91 to 120 days	—		—
Over 120 days	—		—

Total Post Petition	4,412,244

Pre Petition Amounts	7,616,441

Total Accounts Receivable	$12,028,685

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$12,028,685

Total Post Petition Accounts Payable			$1,409,996

[a]	See Exhibit B for Accounts Receivable Aging
[b]	See Exhibit C for Accounts Payable Aging

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

		Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due *
Debtor’s Counsel		$—	$401,195	$—		$401,195
Debtor’s Financial Advisor			288,772			288,772
Creditors committee’s Counsel		—	325,222	—		325,222
Unsecured creditors’ Financial Advisor			170,181			170,181
Trustee’s Counsel		—	—	—		—
Other:	Claims Agent	—	62,312	—		62,312

Total		$—	$1,247,682	$—		$1,247,682

*	Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Larry A. Goldstone	Senior Executive VP, CEO	None	$—
Clarence G. Simmons III	Senior Executive VP, CFO	Expense Reimbursement	110
Michael Coltharp	Senior VP, Controller	Payroll	10,615
Deborah J Burns	Senior VP, Asst Secretary	Payroll	14,175
Charles Macintosh	Senior VP, Treasurer	Payroll	11,046

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: May 31, 2009

QUARTERLY DISBURSEMENT CALCULATION

1 Disbursements made in calendar quarter
April 2009	$—
May 2009	686,341
June 2009

Quarterly Total	$686,341

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calendar quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending May 31, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES FOR MONTHLY OPERATING REPORT

The Debtors reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Debtors reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtors prepared this Monthly Operating Report with the assistance of their financial advisor, Protiviti, Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtors.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.

DEBTOR:	Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending May 31, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

Since the initial filings with the court on May 1, 2009 of voluntary cases under chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland, the Debtors and their advisors have participated in the first day hearing, had several phone calls with the US Trustee, and complied with the instructions provided by both. Specifically, the Debtors have complied with all the first day orders of the court. In addition, the Debtors have either closed accounts as agreed with the United States Trustee or converted their bank accounts to debtor in possession accounts with financial institutions approved by the US Trustee to the extent cooperation by creditors was provided, if needed.

On May 7, 2009, the United States Trustee appointed the Committee and the Committee selected its counsel and financial advisors. Since that date, the Debtors and their advisors have worked together in a collaborative manner with the Committee and its counsel and financial advisors in several areas. In particular, the Debtors filed a motion with a resulting order granted by the court providing that creditors committees are not required to provide access to confidential information of the Debtors or privileged information. In addition, the financial advisors for the Committee met with management at the Debtors’ offices twice in the reporting period. The focus of these meetings was to provide the creditors and their advisors with information requested.

Lastly, the Debtors filed a motion to reject leases on May 22, 2009.

Unusual Accounting Transactions:

Surety Bond Transactions:

In the Month of May 2009, Thornburg Mortgage Home Loan’s (TMHL) surety bond issuer made claims against TMHL’s letters of credit held at Century Bank. Century Bank paid the claim amounts to the surety bond issuer by drawing on an existing TMHL promissory note. TMHL has recorded a $3.3 million note payable to Century Bank to reflect this transaction.

Century Bank also withdrew $3.3 million from a TMHL cash collateral account at Century Bank and is reportedly currently holding those funds in a suspense or other separate account. TMHL has recorded an accounts receivable for $3.3 million withdrawn by Century Bank.

Auction Swap Cash Collateral:

Thornburg Mortgage Hedging Strategies (TMHS) reported restricted auction swap cash collateral of $198.1 million as held by Credit Swiss International (CS). TMHS received an April 30, 2009 collateral statements from CS that reflected a total balance of $314.6 million, with TMHS reflecting unreconciled transactions of $123.0 million for a March 2009 auction call and $6.3 million of proceeds CS received from the April 2009 foreclosure of TMHL loans. These unreconciled transactions occurred prior to April 30, 2009 but were not reflected on the April 30, 2009 statements. The remaining $198.1 million of restricted auction swap cash collateral has been deemed to be held for auction obligations that will occur after TMHS filed for bankruptcy on May 1, 2009.

TMHS did not receive a May 2009 collateral statement from CS, and was informed through a June 26, 2009 email from CS that CS foreclosed on the collateral and no more collateral statements would be provided. TMHS continues to reflect the $198.1 million on its balance sheet as restricted cash collateral.